Exhibit 99.1

Sports Entertainment Acquisition Corp. Provides Update on Periodic Reporting

North Palm Beach, May 28, 2021— Sports Entertainment Acquisition Corp. (NYSE: SEAH.U) (the “Company”) announced today that it has determined to restate its 2020 financial statements (the “Non-Reliance Period”) in light of the U.S. Securities and Exchange Commission’s (the “SEC”) recently issued “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Staff Statement”). This Staff Statement issued on April 12, 2021 informed market participants that warrants issued by SPACs and former SPACs may need to be reclassified as liabilities with non-cash fair value adjustments recorded in earnings at each reporting period. The Company had previously classified its issued warrants as equity. The Company currently expects that the reclassification of the warrants will have no impact on its historical liquidity, cash flows or revenues.

The Company is working diligently with its auditors in order to finalize and to file a second amendment to its Annual Report on Form 10-K/A for the year ended December 31, 2020 (the “Form 10-K/A”) reflecting the reclassification of the warrants for the Non-Reliance Period as soon as practicable. The adjustments to the financial statement items for the Non-Reliance Period will be set forth through disclosures in the financial statements included in the Form 10-K/A.

Given the time and focus dedicated to the restatement process and the completion and filing of the Company’s Form 10-K/A, the Company requires additional time to complete its customary quarterly review and reporting process and the filing of its Form 10-Q for the first quarter ended March 31, 2021 (the “Form 10-Q”) and was unable to file the Form 10-Q by the May 17, 2021 deadline. As a result, the Company received a notice on May 25, 2021 from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual. The Form 10-Q will be filed as soon as is practicable after the filing of the Form 10-K/A.

About Sports Entertainment Acquisition Corp.

Sports Entertainment Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination with a company in any business, industry, sector or geographical location, it intends to focus its search on the sports and entertainment sectors as well as the technology and services that are associated with these verticals.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

Sports Entertainment Acquisition Corp.
(561) 402-0741
Jcollins@seahllc.com